EXECUTION VERSION

THIRD AMENDMENT
This Third Amendment, dated as of March 31, 2015 (this “Amendment”), to the Credit Agreement, dated as of August 6, 2013 (as amended by the First Amendment, dated as of January 29, 2014 and the Second Amendment, dated as of December 12, 2014, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among others, COLONY FINANCIAL, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Administrative Agent and the Required Lenders are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.Amendments.
(i)Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
“Existing Limited Guarantees”: those certain guaranties in respect of Non-Recourse Indebtedness of Subsidiaries of the REIT Entity entered into prior to the Third Amendment Effective Date by the REIT Entity, in each case, solely to the extent that such guaranties (a) are limited to the matters described in clause (i) of the definition of Non-Recourse Indebtedness and (b) were permitted to be entered into by the REIT Entity prior to the Third Amendment Effective Date under this Agreement.
(ii)Clause (l) of Section 8 of the Credit Agreement is hereby amended by inserting the phrase “the Existing Limited Guarantees and” immediately prior to the phrase “Guarantee Obligations in respect of Additional Convertible Notes” in clause (ii)(z) thereof.
(iii) Clause (a) of Section 10.6 of the Credit Agreement is hereby amended by inserting the phrase “except, for the avoidance of doubt, as contemplated by the last paragraph of Section 10.1” immediately after the phrase “(and any attempted assignment or transfer by the Borrower without such consent shall be null and void)”.
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such condition shall have been so satisfied or waived, the “Third Amendment Effective Date”):

(a)the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders, and
(b)the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel), on or before the Third Amendment Effective Date.
SECTION 4.Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default shall have occurred or be continuing on the date hereof.
SECTION 5.Continuing Effect; No Other Amendments or Consents.
(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of one counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
SECTION 8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
COLONY FINANCIAL, INC.
By:    /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:    /s/ Lauren Gubkin
Name: Lauren Gubkin
Title: Vice President

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Lauren Gubkin
Name: Lauren Gubkin
Title: Vice President

Signature Page to Third Amendment

Bank of America, N.A., as a Lender

By:    /s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

Signature Page to Third Amendment

Barclays Bank PLC, as a Lender

By:    /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

Signature Page to Third Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:    /s/ Harry Comninellis
Name: Harry Comninellis
Title: Vice President

Signature Page to Third Amendment

Deutsche Bank AG New York Branch, as a Lender

By:    /s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

By:    /s/ Alexander E.V. Johnson
Name: Alexander E.V. Johnson
Title: Managing Director

Signature Page to Third Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:    /s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

Signature Page to Third Amendment